SIRIOS LONG/SHORT FUND

Portfolio of Investments

June 30, 2020

(Unaudited)

	Number of Shares	Value

COMMON STOCKS — 82.4%

Aerospace & Defense — 6.7%
Airbus SE (France)*	8,124	$582,113
General Dynamics Corp.	1,832	273,811
HEICO Corp.	1,918	155,818
Raytheon Technologies Corp.	9,139	563,145
Safran SA (France)*	1,228	123,526

		1,698,413

Airlines — 1.5%
Southwest Airlines Co.	10,830	370,169

Banks — 6.1%
Bank of America Corp.	26,606	631,893
JPMorgan Chase & Co.	6,823	641,771
KeyCorp.	20,940	255,049

		1,528,713

Beverages — 1.9%
Constellation Brands, Inc., Class A	2,782	486,711

Building Materials — 0.7%
Vulcan Materials Co.	1,537	178,061

Chemicals — 2.6%
Sherwin-Williams Co. (The)	672	388,315
Valvoline, Inc.	13,910	268,880

		657,195

Commercial Services — 3.1%
PayPal Holdings, Inc.*	1,485	258,732
Sabre Corp.	64,277	518,073

		776,805

Computers — 1.6%
Varonis Systems, Inc.*	4,599	406,920

	Number of Shares	Value

COMMON STOCKS — (Continued)

Diversified Financial Services — 0.8%
London Stock Exchange Group PLC (United Kingdom)	615	$63,957
Tradeweb Markets, Inc., Class A	2,251	130,873

		194,830

Electronics — 4.1%
Garmin Ltd (Switzerland)	1,632	159,120
Keysight Technologies, Inc.*	6,239	628,766
Roper Technologies, Inc.	652	253,146

		1,041,032

Environmental Control — 0.5%
Waste Connections, Inc.	1,395	130,837

Food — 0.9%
General Mills, Inc.	2,100	129,465
JM Smucker Co. (The)	1,003	106,127

		235,592

Healthcare-Products — 10.9%
Abbott Laboratories	9,873	902,688
Alcon, Inc., (Switzerland)*	19,239	1,102,779
Boston Scientific Corp.*	9,071	318,483
Danaher Corp.	1,819	321,654
Medtronic PLC	1,265	116,001

		2,761,605

Healthcare-Services — 5.2%
Centene Corp.*	2,824	179,465
HCA Healthcare Inc.	9,989	969,532
IQVIA Holdings Inc*	1,163	165,006

		1,314,003

Home Builders — 0.8%
DR Horton Inc.	3,607	200,008

See accompanying Notes to the Quarterly Portfolio of Investments.

SIRIOS LONG/SHORT FUND

Portfolio of Investments (Continued)

June 30, 2020

(Unaudited)

	Number of Shares	Value

COMMON STOCKS — (Continued)

Housewares — 0.5%
Toro Co. (The)	1,842	$122,198

Insurance — 5.3%
Berkshire Hathaway, Inc., Class B*	7,566	1,350,607

Leisure Time — 1.5%
Brunswick Corp.	4,174	267,178
Royal Caribbean Cruises Ltd.	2,314	116,394

		383,572

Lodging — 2.1%
Las Vegas Sands Corp.	11,831	538,784

Media — 2.0%
World Wrestling Entertainment, Inc., Class A	11,866	515,578

Oil & Gas — 1.9%
Baker Hughes Co.	4,129	63,545
Chevron Corp.	1,605	143,214
ConocoPhillips	3,128	131,439
Phillips 66	2,054	147,683

		485,881

Pharmaceuticals — 2.8%
Pfizer Inc.	21,469	702,036

Retail — 2.5%
Lowe’s Cos Inc.	3,822	516,429
TJX Cos, Inc. (The)	2,456	124,175

		640,604

Semiconductors — 3.8%
Intel Corp.	4,333	259,243
Micron Technology Inc*	2,532	130,449
QUALCOMM, Inc.	6,329	577,268

		966,960

	Number of Shares	Value

COMMON STOCKS — (Continued)

Software — 7.4%
Adobe, Inc.*	820	$356,954
Autodesk, Inc.*	1,079	258,086
Dropbox, Inc., Class A*	18,584	404,574
Electronic Arts, Inc.*	1,472	194,378
Microsoft Corp.	1,978	402,543
PTC, Inc.*	3,329	258,963

		1,875,498

Telecommunications — 3.1%
Nokia Oyj, SP ADR (Finland)	98,733	434,425
Vodafone Group PLC (United Kingdom)	215,403	342,438

		776,863

Toys/Games/Hobbies — 1.1%
Hasbro Inc.	3,617	271,094

Transportation — 1.0%
Union Pacific Corp.	1,520	256,986

TOTAL COMMON STOCKS (Cost $20,368,350)		20,867,555

SHORT-TERM INVESTMENT — 6.1%
Dreyfus Treasury & Cash Management, Institutional Shares, 0.10%(a) (Cost $1,540,016)	1,540,016	1,540,016

See accompanying Notes to the Quarterly Portfolio of Investments.

SIRIOS LONG/SHORT FUND

Portfolio of Investments (Continued)

June 30, 2020

(Unaudited)

Value

TOTAL INVESTMENTS - 88.5% (Cost $21,908,366)	$22,407,571

OTHER ASSETS IN EXCESS OF LIABILITIES - 11.5%	2,910,765

NET ASSETS - 100.0%	$25,318,336

*	Non-income producing.
(a)	Rate disclosed is the 7-day yield at June 30, 2020.

Forward foreign currency contracts outstanding as of June 30, 2020 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)

EUR	165,000	USD	186,366	09/16/20	MS	$ (670)
USD	2,111,116	EUR	1,871,000	09/16/20	MS	5,438
USD	398,702	GBP	317,000	09/16/20	MS	5,729
						$10,497

The following table represents Total Return Swaps - Short positions and their related values as of June 30, 2020.

Reference Entity/Index (Pay)	Receive	Payment Frequency	Counter- Party	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Dow Jones U.S. Real Estate Index	U.S. Fed Funds -0.200%	Maturity	MS	10/27/22	$ 113,104	$18,010
Gilead Sciences Inc	U.S. Fed Funds -0.300%	Maturity	MS	10/27/22	117,611	(2,410)
S&P 500 Index	U.S. Fed Funds -0.250%	Maturity	MS	10/27/22	3,627,582	(625,277)
S&P 500 Index Consumer Discretionary Select Sector	U.S. Fed Funds -0.250%	Maturity	MS	10/27/22	759,108	(67,934)
S&P 500 Index Financial Sector	U.S. Fed Funds -0.350%	Maturity	MS	10/27/22	571,866	131,750
S&P 500 Index Health Care Select Sector	U.S. Fed Funds -0.250%	Maturity	MS	10/27/22	2,279,841	(63,158)
S&P 500 Index Industrial Select Sector	U.S. Fed Funds -0.350%	Maturity	MS	10/27/22	1,637,633	(37,992)

See accompanying Notes to the Quarterly Portfolio of Investments.

SIRIOS LONG/SHORT FUND

Portfolio of Investments (Concluded)

June 30, 2020

(Unaudited)

Reference Entity/Index (Pay)	Receive	Payment Frequency	Counter- Party	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
S&P 500 Index Technology Select Sector	U.S. Fed Funds -0.100%	Maturity	MS	10/27/22	$1,654,372	$(120,638)
Walmart Inc.	U.S. Fed Funds -0.300%	Maturity	MS	10/27/22	415,905	2,185
						$(765,464)

The following table represents Total Return Swaps - Long positions and their related values as of June 30, 2020.

Reference Entity/Index (Receive)	Pay	Payment Frequency	Counter- Party	Expiration Date	Notional Amount	Value and Unrealized Appreciation

Becton Dickinson and Co.	U.S. Fed Funds +0.500%	Maturity	MS	02/03/23	$1,265,967	$ 36,934
Cellnex Telecom SA	U.S. Fed Funds +0.550%	Maturity	MS	11/10/22	849,833	360,435
						$ 397,369
Total Swap Contract						$(368,095)

Legend

EUR	Euro
GBP	British Pound
MS	Morgan Stanley
USD	United States Dollar

See accompanying Notes to the Quarterly Portfolio of Investments.

SIRIOS LONG/SHORT FUND

Notes to the Quarterly Portfolio of Investments

June 30, 2020

(Unaudited)

A. Portfolio Valuation:

Portfolio Valuation – The Sirios Long/Short Fund (the “Fund”) net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. The Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Fundvantage Trust’s Board of Trustees (“Board of Trustees”). Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are generally valued at amortized cost, which approximates market value. Any assets held by the Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Fund determines the daily NAV per share. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Forward exchange contracts are valued at the forward rate. Investments in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day (which may use fair value pricing as disclosed in their prospectuses). Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to the Adviser the responsibility for applying the valuation methods. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements – the inputs and valuations techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

SIRIOS LONG/SHORT FUND

Notes to the Quarterly Portfolio of Investments (Continued)

June 30, 2020

(Unaudited)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of June 30, 2020, in valuing the Fund’s assets carried at fair value:

Assets	Total Value at 06/30/20	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Common Stocks:
Aerospace & Defense	$1,698,413	$992,774	$705,639	$—
Airlines	370,169	370,169	—	—
Banks	1,528,713	1,528,713	—	—
Beverages	486,711	486,711	—	—
Building Materials	178,061	178,061	—	—
Chemicals	657,195	657,195	—	—
Commercial Services	776,805	776,805	—	—
Computers	406,920	406,920	—	—
Diversified Financial Services	194,830	130,873	63,957	—
Electronics	1,041,032	1,041,032	—	—
Environmental Control	130,837	130,837	—	—
Food	235,592	235,592	—	—
Healthcare-Products	2,761,605	2,761,605	—	—
Healthcare-Services	1,314,003	1,314,003	—	—
Home Builders	200,008	200,008	—	—
Housewares	122,198	122,198	—	—
Insurance	1,350,607	1,350,607	—	—
Leisure Time	383,572	383,572	—	—
Lodging	538,784	538,784	—	—
Media	515,578	515,578	—	—
Oil & Gas	485,881	485,881	—	—
Pharmaceuticals	702,036	702,036	—	—
Retail	640,604	640,604	—	—
Semiconductors	966,960	966,960	—	—
Software	1,875,498	1,875,498	—	—

SIRIOS LONG/SHORT FUND

Notes to the Quarterly Portfolio of Investments (Continued)

June 30, 2020

(Unaudited)

Assets	Total Value at 06/30/20	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Telecommunications	$776,863	$434,425	$342,438	$—
Toys/Games/Hobbies	271,094	271,094	—	—
Transportation	256,986	256,986	—	—
Short-Term Investment	1,540,016	1,540,016	—	—
Derivatives:
Foreign Currency Contracts
Forward Foreign Currency Contracts	11,167	—	11,167	—
Equity Contracts
Swap contracts	549,314	—	549,314	—

Total Assets	$22,968,052	$21,295,537	$1,672,515	$—

Liabilities
Derivatives:
Foreign Currency Contracts
Forward Foreign Currency Contracts	$670	$—	$670	$—
Equity Contracts
Swap Contracts	917,409	—	917,409	—

Total Liabilities	$918,079	$—	$918,079	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities.

SIRIOS LONG/SHORT FUND

Notes to the Quarterly Portfolio of Investments (Continued)

June 30, 2020

(Unaudited)

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the period ended June 30, 2020, there were no transfers in or out of Level 3.

Short Sales — The Fund may sell securities short. A short sale involves the sale by the Fund of a security that it does not own with the anticipation of purchasing the same security at a later date at a lower price. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited. The Fund complies with guidelines established by the Securities and Exchange Commission and other applicable regulatory bodies with respect to coverage of short sales.

Forward Foreign Currency Contracts — A forward foreign currency contract (“Forward Contract”) is a commitment to buy or sell a specific amount of a foreign currency at a negotiated price on a specified future date. Forward Contracts can help a fund manage the risk of changes in currency exchange rates. These contracts are marked-to-market daily at the applicable forward currency translation rates. The fund records realized gains or losses at the time the Forward Contract is closed. A Forward Contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. The Fund’s maximum risk of loss from counterparty credit risk related to Forward Contracts is the fair value of the contract.

The Fund utilized Forward Contracts for hedging purposes to protect the Fund’s return against adverse currency movements.

SIRIOS LONG/SHORT FUND

Notes to the Quarterly Portfolio of Investments (Continued)

June 30, 2020

(Unaudited)

For the period ended June 30, 2020, the Fund’s average monthly volume of forward foreign currency contracts was as follows:

Forward Foreign Currency Contracts - Purchased	Forward Foreign Currency Contracts - Sold
$768,162	$3,679,583

Purchased Options — The Funds may purchase option contracts. They are subject to interest rate and other risk exposure in the normal course of pursuing their investment objectives. The risk associated with purchasing an option is that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

For the period ended June 30, 2020, the quarterly average volume of purchased options was as follows:

Purchased Options (Cost)
$17,002

Total Return Swaps — Total return swaps are contracts in which both parties agree to make payments of the total return from a reference instrument during a specified period. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. The unrealized appreciation or depreciation also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate, such as the U.S. effective federal funds rate (“EFFR”). Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

The Fund used total return swaps to enhance returns, obtain short exposure as part of the Fund’s strategy and for market exposure.

SIRIOS LONG/SHORT FUND

Notes to the Quarterly Portfolio of Investments (Concluded)

June 30, 2020

(Unaudited)

For the period ended June 30, 2020, the quarterly average volume of the total return swaps was as follows:

Notional Amount
$11,291,911

B. Federal Tax Cost:

As of the June 30, 2020, federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost*	$21,908,366

Gross unrealized appreciation on investments	$1,792,249
Gross unrealized depreciation on investments	(1,293,044)

Net unrealized appreciation	$499,205

*

Because tax adjustments are calculated annually at the end of the Fund’s fiscal year, the above table does not reflect tax adjustments for the current fiscal year. For the previous year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

For more information with regard to significant accounting policies, see the most recent semi-annual or annual report filed with the Securities and Exchange Commission.